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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)   April 29, 2002



                                 STEPAN COMPANY
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             1-4462                                     36-1823834
      ----------------------                 ----------------------------------
     (Commission File Number)               (I.R.S. Employer Identification No.)

     Edens and Winnetka Road,
       Northfield, Illinois                              60093
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(Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code:   (847) 446-7500
                                                      --------------

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Item 4. Changes in Registrant's Certifying Accountant.

     On April 29, 2002, the Audit Committee and the Board of Directors of Stepan Company (the "Company") decided to no longer engage Arthur Andersen LLP ("Andersen") as the Company's independent public accountants and engaged Deloitte & Touche LLP ("Deloitte") to serve as the Company's independent public accountants for the fiscal year 2002 effective May 16, 2002.

     Andersen's reports on the Company's consolidated financial statements for each of the years ended 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the years ended December 31, 2001 and 2000 and through the date hereof, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated April 29, 2002, stating its agreement with such statements.

     During the years ended December 31, 2001 and 2000 and through the date hereof, the Company did not consult Deloitte with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits
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          Exhibit 16  Letter from Arthur Andersen LLP             Filed with
                      to the Securities and Exchange              this document
                      Commission dated April 29, 2002





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 STEPAN COMPANY

                                By: /s/ Kathleen M. Owens
                                    ------------------------------
                                        Kathleen M. Owens
                                        Assistant Secretary

Date:  April 29, 2002




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                                  EXHIBIT INDEX
Exhibit
Number     Description
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  16       Letter from Arthur Andersen LLP to the Securities and
           Exchange Commission dated April 29, 2002

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